Goodwill, and Intangible Assets, Net	12 Months Ended
Dec. 31, 2025
Goodwill, and Intangible Assets, Net [Abstract]
GOODWILL, AND INTANGIBLE ASSETS, NET

NOTE 10: - GOODWILL, AND INTANGIBLE ASSETS, NET

On April 30, 2023, the Company acquired certain assets and liabilities of Continual for total gross consideration of $2,477. The asset acquisition was accounted for as a business combination. The Goodwill acquired amounted to $ 1,243. Continual is a leading mobility experience analytics company that uses Artificial Intelligence (AI) and Machine Learning (ML) to deliver advanced insights to help telecom operators improve their subscribers mobility experience. The Company expensed the related acquisition costs of $57 in General and administrative.

Goodwill generated from this business combination is primarily attributable to the assembled workforce and expected post-acquisition synergies from integrating Continual’s technology into the Company’s portfolio. Goodwill is deductible for tax purposes.

The composition of intangible assets is as follows:

	Year ended December 31,	Year ended December 31,
	2025	2024
Original amount:
Technology	$1,048	$1,048
Customer relationships	887	887
	$1,935	$1,935
Less - accumulated amortization
Technology	$600	$376
Customer relationships	309	193
	909	569
Intangible assets, net	$1,026	$1,366

Amortization expenses for the years ended December 31, 2025, 2024 and 2023 amounted to $340, $341 and $228, respectively.

The estimated future amortization expense of intangible assets as of December 31, 2025 is as follows:

Amortization expenses

2026	$340
2027	339
2028	116
2029	116
2030	115
Total future amortization expenses	$1,026